UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2021

NeuBase Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(646) 450-1790
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 21, 2021, NeuBase Therapeutics, Inc. (the “Company”) entered into a second amendment (the “Second Amendment”) to the Lease Agreement (as amended, the “Lease”) with 350 Technology Drive Partners, LLC (the “Landlord”) for office and laboratory space (the “Leased Premises”) located at 350 Technology Drive, Pittsburgh, Pennsylvania. As previously reported on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 6, 2020, the Leased Premises will serve as the Company’s headquarters upon the commencement of the Lease.

Pursuant to the Second Amendment, the parties thereto amended the Lease to provide that the Lease will commence on May 1, 2021. On such date, the Company is obligated to begin making rental payments, provided that the Company may be entitled to a rental credit for certain periods based on the date the Landlord delivers possession of the office space and biology lab within the Leased Premises to the Company and the date the Landlord substantially completes tenant improvements.

In addition, pursuant to the Second Amendment and as a result of approved change orders, the Company will pay an escalating base rent over the life of the Lease of approximately $71,000 to $78,000 per month.

The foregoing description of the terms of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Lease Agreement, dated April 21, 2021, by and between NeuBase Therapeutics, Inc. and 350 Technology Drive Partners, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC.
(Registrant)

Date: April 27, 2021	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer